Exhibit 10.5

THIRD AMENDMENT TO

REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO REAL ESTATES PURCHASE AND SALE AGREEMENT (the “Amendment”) is made as of June 9, 2017, by and between MONTGOMERY STERLING, L.L.C., an Illinois limited liability company, as Seller, and S.R. JACOBSON DEVELOPMENT CORP., a Michigan corporation on behalf of an entity to be named, as Purchaser.

WHEREAS, Seller and Purchaser entered into a certain Real Estates Purchase And Sale Agreement, dated as of January 10, 2017, as amended by a certain Amendment To Real Estates Purchase And Sale Agreement, dated April 7, 2017, and further amended by a certain Second Amendment To Real Estates Purchase And Sale Agreement, dated April 25, 2017 (together the “Agreement”), pursuant to which Seller agreed to sell, and Purchaser agreed to purchase, that certain real property located in the Village of Montgomery (“Village”), County of Kendal and State of Illinois with Parcel Identification Numbers 03-02-203-002, 03-02-202-001, 03-02-204-001 and 03-02-100-028 (the “Property”).

WHEREAS, the parties agree to amend the Agreement to adjust a critical date pursuant to the terms of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree the Agreement is hereby amended as follows:

1.	Paragraph 3.D. of the Agreement is hereby amended to increase the Inspection Period by thirty (30) days and therefore it will expire on July 9, 2017.

2.	Balance of Terms. Except as set forth herein, the Agreement remains unmodified and in full force and effect.

3.	Miscellaneous. This Amendment may be executed in any number of counterparts, and by separate parties hereon on separate counterparts, and all of such counterparts taken together shall constitute one and the same Amendment. This Amendment may be executed and delivered by facsimile or electronic mail in PDF format. The section headings set forth in this Amendment are for convenience of reference only, and do not define, limit or construe the contents of such sections.

The parties have executed this Amendment as of the date first written above.

SELLER:		PURCHASER:

MONTGOMERY STERLING, L.L.C., an Illinois limited liability company		S.R. JACOBSON DEVELOPMENT CORP. on behalf of an entity to be named
By:	Inland Land Appreciation Fund II, L.P.
A Delaware limited partnership, its sole member
By:	IREIC, A Delaware corporation, its general partner

/s/	GUADALUPE GRIFFIN	/s/	S.R. JACOBSON DEVELOPMENT CORP.
By:	Guadalupe Griffin	By:	Emmanuel Kniahynycky
Its:	Senior Vice President	Its:	Vice President

  [3rd Amendment to Purchase and Sale Agreement for Montgomery}